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                           KIRKPATRICK & LOCKHART LLP
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                        1800 MASSACHUSETTS AVENUE, N.W.
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                          WASHINGTON, D.C. 20036-1800

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                                   www.kl.com
ARTHUR C. DELIBERT
202-778-9042
DELIBEAC@kl.com

                                  May 22, 1998

Legg Mason Investors Trust, Inc.
100 Light Street
Baltimore, MD 21202

Dear Sir or Madam:

     Legg Mason Investors Trust, Inc. (the "Company") is a corporation organized under the laws of the State of Maryland by Articles of Incorporation dated May 5, 1993, as supplemented most recently on March 17, 1998. You have requested our opinion regarding certain matters in connection with the Company's issuance of shares of common stock ("Shares") in its series designated as Legg Mason U.S. Small-Capitalization Value Trust, Primary Shares and Navigator Shares.

     We have, as counsel, participated in various corporate and other matters relating to the Company. We have examined copies of the Articles of Incorporation and By-Laws, the minutes of meetings of the directors and other documents relating to the organization and operation of the Company, and we are generally familiar with its business affairs. Based upon the foregoing, it is our opinion that the unissued Shares designated as Legg Mason U.S. Small-Capitalization Value Trust, which are currently being registered, may be legally and validly issued from time to time in accordance with the Company's Articles of Incorporation and By-Laws; and, when so issued, will be legally issued, fully paid and nonassessable by the Company.

     We hereby consent to the filing of this opinion in connection with Post-Effective Amendment No. 10 to the Company's Registration Statement on Form N-1A (File No. 33-62174) being filed with the SEC. We also consent to the reference to our firm under the caption "Legal Counsel" in the Prospectus and "The Funds' Legal Counsel" in the Statement of Additional Information filed as part of the Registration Statement.

                                       Sincerely,

                                       KIRKPATRICK & LOCKHART LLP

                                       /s/ Arthur C. Delibert
                                       ____________________________
                                       Arthur C. Delibert

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